Exhibit 99.1 Enterprise Financial Services Corp First Quarter 2019 Investor Presentation

Forward-Looking Statements Some of the information in this report contains “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, and by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements typically are identified with use of terms such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “could,” “continue” and the negative of these terms and similar words, although some forward-looking statements may be expressed differently. Forward-looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions and statements about future performance, operations, products and services. The ability to predict results or the actual effect of future plans or strategies is inherently uncertain. You should be aware that actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including, but not limited to: the ability to efficiently integrate acquisitions into our operations (including the recent acquisition of Trinity Capital Corporation (“Trinity”)), retain the customers of these businesses and grow the acquired operations; credit risk; changes in the appraised valuation of real estate securing impaired loans; outcomes of litigation and other contingencies; exposure to general and local economic conditions; risks associated with rapid increases or decreases in prevailing interest rates; consolidation within the banking industry; competition from banks and other financial institutions; the ability to attract and retain relationship officers and other key personnel; burdens imposed by federal and state regulation; changes in regulatory requirements; changes in accounting regulation or standards applicable to banks; and other risks discussed under the caption “Risk Factors” of our most recently filed Form 10-K and in Part II, 1A of our most recently filed Form 10-Q, all of which could cause the Company’s actual results to differ from those set forth in the forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements, which reflect management’s analysis and expectations only as of the date of such statements. Forward-looking statements speak only as of the date they are made, and the Company does not intend, and undertakes no obligation, to publicly revise or update forward-looking statements after the date of this report, whether as a result of new information, future events or otherwise, except as required by federal securities law. You should understand that it is not possible to predict or identify all risk factors. Readers should carefully review all disclosures we file from time to time with the Securities and Exchange Commission (the “SEC”) which are available on the Company’s website at www.enterprisebank.com under “Investor Relations.” 2

Company Snapshot - EFSC Total Assets FOCUSED BUSINESS MODEL: $ 6.9 Billion • Attract Top Talent in Markets • Proven Ability to Grow Market Cap Commercial & Industrial “C&I” Talent Loans $ Billion • Product Breadth 1.1 ◦ Banking Operates in ◦ Trust & Wealth Management ◦ Treasury Management Strength Kansas City • Strong Balance Sheet with St. Louis Attractive Risk Profile Phoenix New Mexico • Concentrated on Private Businesses and Owner Families Passion • Relationship Driven 3

Executive Leadership Team JAMES B. LALLY KEENE S. TURNER SCOTT R. GOODMAN 51, President & Chief Executive 39, Executive Vice President 55, President, Enterprise Bank & Officer, EFSC & Chief Financial Officer, EFSC Trust Enterprise Tenure – 15 years Enterprise Tenure – 6 years Enterprise Tenure – 16 years DOUGLAS N. BAUCHE MARK G. PONDER NICOLE M. IANNACONE LOREN E. WHITE 49, Chief Credit Officer, 48, EVP, Chief Administrative 39, EVP, Chief Risk Officer & General 63, SVP, Human Resources, Enterprise Bank & Trust Officer, Enterprise Bank & Trust Counsel, Enterprise Bank & Trust Enterprise Bank & Trust Enterprise Tenure – 19 years Enterprise Tenure – 7 years Enterprise Tenure – 5 years Enterprise Tenure – 5 years 4

Differentiated Business Model: Built for Quality Earnings Growth

Target Audience

Focused and Well-Defined Strategy Aimed at Business Owners, Professionals, and Consumers

Tailored Solutions

Targeted Array of Banking and Wealth Management Services to Meet Our Clients' Needs

Expertise

Experienced, Tenured Bankers and Advisors with Specialized Knowledge in Various Industries and Products

5

Four Urban Markets Phoenix Kansas City New Mexico St. Louis Arizona Kansas Loans $353MM $730MM $682MM $2.3B Deposits $198MM $785MM $1.1B $3.5B Branches 2 7 6 19 Deposit Market 29th/0.22% 17th/1.28% 7th/3.60% 4th/4.45% Share 1, 2 JPMorgan Chase UMB Wells Fargo US Bancorp Primary Wells Fargo Commerce Bank of America Bank of America Competitors Bank of America Bank of America BOK Financial Corp Commerce 1 Source: 12/31/2018 data, S&P Global Market Intelligence. 2 st th 1 /84.25% for Los Alamos, New Mexico MSA and 4 /14% for Santa Fe, New Mexico MSA 6

Strategic Combination with Trinity Capital Corporation ("Trinity") Closed March 8, 2019

Trinity Overview

- Headquartered in Los Alamos, New Mexico, Trinity was founded in 1963 by local investors to provide full-service banking to the community that developed around the Los Alamos National Laboratory
- Operates 6 branches in 3 New Mexico MSAs
  - 98% core deposits, with substantial and defensible deposit market share in Los Alamos and Santa Fe
- OCC consent order and Fed written agreement lifted in 4Q17 – 1Q18, positioning Trinity to focus on growth
- Total Assets: $1,237 million
- Total Loans: $705 million (63% loans to deposits)
- Total Deposits: $1,081 million (19 bps cost of deposits)



New Mexico
Branches: 2
Deposits: $663 million
Market Rank: 1
Market Share: 84%
$188 million average deposits per branch (1)
Los Alamos
Santa Fe
Branches: 1
Deposits: $27 million
Market Rank: 16
Market Share: <1%
Branches: 3
Deposits: $438 million
Market Rank: 4
Market Share: 14%
Albuquerque

Transaction Overview

Transaction Value (2) (3)	$209 million; approximately $36 million in cash and $173 million in EFSC stock
Transaction Pricing (2) (4)	Price / Tangible Book Value: 1.98x Price / 2019E EPS: 16.9x; 9.5x including fully-phased after-tax cost savings Core Deposit Premium: 9.4%
Estimated Financial Impact (5)	EPS Accretion: 2019E Operating: ~3%; 2020E GAAP: ~8% TBVPS Earnback Period: ~3 years

Source: S&P Global Market Intelligence. Financial data as of or for the quarter ending March 31st, 2019, unless otherwise noted.
(1) Deposit market share data as of June 30th, 2018, per the FDIC Summary of Deposits.
(2) Transaction value based on EFSC's closing share price of $43.07 on March 7, 2019.
(3) Aggregate transaction value includes value of 7,500 restricted stock units to be retired entirely in cash at the closing purchase price per share.
(4) Tangible book value includes value of stock owned by Trinity's ESOP; Core deposits defined as total deposits, less time deposits with balances greater than $250,000.
(5) Operating EPS excludes ~$11.7 million after-tax merger charge.

7

Focused Loan Growth Strategies 4.7% Specialized Market Segments Represent 27% of 8.8% Total Portfolio Loans, Offering Competitive Advantages, Risk Adjusted Pricing and Fee Income Opportunities. 8.8% 1.7% 2.5% Expectations for future growth includes continued focus in these specialized market segments. Total Loans Tax Credit Programs Enterprise Value Life Insurance Aircraft Lending Agricultural Lending Lending Premium Financing $235 million in loans $86 million in loans $126 million in loans outstanding related to $440 million in M&A $441 million in loans outstanding outstanding. Federal, Historic, and related loans outstanding related to Missouri Affordable Housing outstanding, Partnering high net worth estate tax credits. $183 million in with PE firms. planning. Federal & State New Market tax credits awarded to date. 8

History of Strong C&I Growth $2,227 Trinity $65 $1,985 In Millions 16% 5-Year CAGR $1,985 $1,774 $1,774 $1,545 $1,545 $1,265 $1,265 $1,060 $1,060 Q1 ‘14 Q1 ‘15 Q1 ‘16 Q1 ‘17 Q1 ‘18 Q1 ‘19 9

Buying Process 10

Customer Focus Source: Greenwich Associates 11

Total Loan Trends In Millions 20% Total Loan Growth* $5,017 Trinity $682 $4,276 $4,350 $4,191 $4,267 Q1' 18 Q2' 18 Q3' 18 Q4' 18 Q1' 19 *Note: 3% Excluding Acquisition of Trinity 12

Drivers of Loan Growth $366 Million $995 Million $300 Million $826 Million 4% 3% 8% 2% 9% 8% 7% 1% 1% 2% 4% 5% 5% 6% 13% 4% 10% 36% 7% 12% 58% 4% 76% 68% 10% 26% 11% Q1 2015 - Q1 2016 Q1 2016 - Q1 2017 Q1 2017 - Q1 2018 Q1 2018 - Q1 2019 Acquisition General C&I Commercial/Construction RE Tax Credits Agriculture Life Insurance Premium Finance Enterprise Value Lending Consumer & Other Residential RE 13

Attractive Deposit Mix Total Deposits DDA $5.5 Billion 21% • Significant DDA Composition • Stable Cost of Deposits Interest-Bearing Transaction 25% • Improving Core Funding Accounts 39% In MMA & Savings Millions 15% 25.7% 24.7% 25.2% 24.0% 21.4% $5,537 CD Trinity $4,588 $1,094 $4,281 $4,248 $4,210 Cost of Deposits 1.02% 29% Deposit Growth, 4% Excluding Acquisition of Trinity Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q1 2018 – Q1 2019 Deposits Trinity DDA % 14

Core Funding Mix Commercial Business Banking Consumer In Millions $1,666 $1,952 $544 $567 $1,429 $2,429 46% 39% 15% 12% 39% 49% 9% 9% 32% 33% 3% 5% 18% 14% 18% 14% 22% 21% 20% 12% 21% 22% 29% 54% 55% 22% 43% 41% 26% 31% 6% 3% Q1 2018 Q1 2019 Q1 2018 Q1 2019 Q1 2018 Q1 2019 Q1 2019 Brokered deposits: $589 Q1 2018 Brokered deposits: $639 15

Financial Scorecard Q1 2019 Compared to Q1 2018 26% Continued Growth in EPS Consistent 13% 5 bps efficiency ratio Drive Net Interest Defend Core Net Achieve Further Income Growth in Interest Margin1 Improvement in Core Dollars with Favorable Operating Leverage1 Loan Growth Trends 29% Enhance Deposit Levels to Support Growth EPS: $0.67 ROAA: 1.10% EPS2: $0.91 ROAA2: 1.49% 1A Non-GAAP Measure, Refer to Appendix for Reconciliation 2A Non-GAAP Measure, Refer to Appendix for Reconciliation. Merger-related expenses impacted EPS and ROAA by $0.24 and 0.39%, respectively. 16

Earnings Per Share Trend - Q1 2019 Changes in EPS $(0.20) $(0.08) $(0.07) $1.02 $0.67 Q4 ‘18 Merger Related Change in Other Operating Q1 ‘19 Expenses Shares/ETR Results 17

Net Interest Income Trend In Millions 3.74% 3.75% 3.74% 3.77% 3.79% $52.3 $50.6 $47.0 $48.1 $46.2 $51.2 $47.6 $48.5 $45.4 $46.8 13% Core NII Growth Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Core Net Interest Income* Incremental Accretion On Non-core Acquired Assets FTE Core Net Interest Margin* Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation 18

Credit Trends for Loans Net Charge-offs Total Loan Growth (1) In Millions 26 bps 23 bps $94 $85 $83 16 bps 6 bps (2) bps $(9) $(15) Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Net Provision for Loans Q1 2019 EFSC Peer(2) In Millions NPAs/Assets = 0.24% 0.57% $2.3 $2.1 NPLs/Loans = 0.19% 0.74% $1.9 $1.5 ALLL/NPLs = 448.6% 116.6% $0.4 ALLL/Loans = 0.86% 0.95% Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 (1) Excludes Trinity (2) Peer median data as of 12/31/2018 (source: S&P Global Market Intelligence) 19

Noninterest Income Trend In Millions Fee Income Other Fee Income Detail $2.8 $2.8 $10.7 $0.1 $0.1 $9.5 $9.7 $0.1 $9.2 $0.2 $0.3 $2.3 $2.3 $0.2 $8.4 $1.0 $0.3 $2.8 $0.2 $0.3 $2.8 $2.3 $1.4 $1.7 $0.1 $0.1 $1.7 $0.3 $0.2 $1.7 $1.8 $0.3 $1.5 $1.8 $1.8 $0.1 $1.4 $0.2 $0.2 $0.4 $2.1 $0.2 $2.8 $3 $3.0 $2.9 $2.9 $1.4 $1.4 $1 $1.0 $2.1 $2.1 $2 $2.0 $2.0 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Wealth Management Deposit Services Charge Miscellaneous Swap Fees Card Services Other CDE Mortgage State Tax Credits Non-core Acquired 20

Operating Expenses Trend 54.1% 54.0% 52.4% 52.2% 49.8% $39.8 In Millions $7.3 $30.7 $29.9 $29.1 $29.2 $1.3 $0.7 $19.4 $16.5 $16.6 $16.3 $16.6 $2.4 $2.3 $2.4 $2.4 $2.6 $10.2 $10.3 $10.5 $10.4 $10.5 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Other Occupancy Employee compensation and benefits Merger related expenses/other non-core expenses Core Efficiency Ratio* Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation 21

Positive Momentum in Earnings Per Share $1.02 $0.97 $0.95 $0.90 Five-Year CAGR 17% $0.69 $0.67 $0.67 $0.61 $0.59 $0.56 $0.54 $0.52 $0.50 $0.48 $0.46 $0.43 $0.41 $0.36 $0.32 $0.30 $0.30 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 123% EPS Growth from Q1 2014 to Q1 2019 Note: Q1 2019, Q4 2018, Q1 2017, Q2 2017, and Q4 2016 include merger related charges. Q4 2017 includes the impact of deferred tax asset charges due to tax reform. 22

Five-Year Financial Highlights In Thousands, except per share data Q1 2019 2018 2017 2016 2015 Net Interest Income $52,343 $191,905 $177,304 $135,495 $120,410 Total Noninterest Income $9,230 $38,347 $34,394 $29,059 $20,675 Net Income $16,156 $89,217 $48,190 $48,837 $38,450 Earnings Per Share (diluted) $0.67 $3.83 $2.07 $2.41 $1.89 Adjusted Earnings Per Share $3.78 (diluted)(1) $0.91 $2.77 $2.45 $1.89 Return on Average Tangible 14.42% Common Equity(1) 12.93% 19.83% 11.63% 12.77% Return on Average Assets 1.10% 1.64% 0.97% 1.29% 1.14% Total Assets $6,932,757 $5,645,662 $5,289,225 $4,081,328 $3,608,483 (1)A Non-GAAP Measure, Refer to Appendix for Reconciliation. 23

Capital Levels Prudently Managed to Facilitate Growth and Returns In Millions ROATCE* Capital Uses the Past 5 Years** 22.0% $350 $314 20.0% $300 19.59% 19.83% $250 $233 18.0% 17.53% $200 16.0% 14.67% $150 15.52% 14.0% 12.77% 14.42% $100 12.0% 12.93% $41 $38 11.63% $50 10.0% $0 h A e s 2015 2016 2017 2018 Q1 2019 t & as d ow M h en r rc id G u iv ep D R Reported re ha S Excluding one-time tax and merger-related items *A Non-GAAP Measure, Refer to Appendix for Reconciliation **For the period of Q1 2015 to Q1 2019 24

Enterprise Financial Services Corp • Highly Focused, Proven Business Model • Strong Track Record of Commercial Loan Growth • Differentiated Competitive Lending Expertise • Enhanced Core Funding Capabilities • Increased Returns and Enhanced Shareholder Value 3 Year 5 Year 115% 56% 63% 45% EFSC Index EFSC Index Total Shareholder Return Note: Index = S&P Global Market Intelligence U.S. Bank $5B - $10B, as of 3/31/2019 25

1st Quarter 2019 EFSC Investor Presentation Appendix

Effective Tax Rate Reconciliation Q1 2019 2018 Q1 2018 Federal Tax Rate 21.00% 21.00% 21.00% State Tax, Net of Federal Benefit 2.42% 2.32% 2.65% Excess Tax Benefits (2.07)% (1.56)% (4.06)% Tax Credit Investments (0.88)% (4.66)% (3.98)% Nondeductible-Merger Expenses 1.29% —% —% Other Tax Adjustments (1.51)% 0.23% (0.31)% Pre-DTA Effective Tax Rate 20.25% 17.33% 15.30% Impact of Tax Law Changes —% (2.64)% —% Ending Effective Tax Rate 20.25% 14.69% 15.30% 27

Balance Sheet Positioned for Growth Modest Asset High-quality, 60% Floating Cash-flowing 8.35% Sensitivity 21.0% Rate Loans, Securities Tangible (200 BPS Non-Interest with Two-Year Portfolio with Common Rate Shock Bearing DDA to Average Four-Year Equity/Tangible Increases NII Total Deposits By 5.1%) Duration Average Assets* Duration *A Non-GAAP Measure, Refer to Appendix for Reconciliation 28

Successful FDIC-Assisted Acquisition Strategy Significant Earnings Contribution (Pre-tax) Completed 4 Contributed $81 2017 2018 Q1 2019 FDIC-Assisted Million in Net Transactions Earnings Since $8,106 $8,079 $1,419 Since December Acquisition 2009 Dollars in Thousands Significant Terminated all loss share agreements with Contribution to $26 Million of the FDIC in December 2015 Future Earnings Remaining with Estimated Contractual Future Cash Flows with $11 Million Accretable Yield Early termination charge from Q4 2015 of $8 Million Carrying Value earned back 100% in Q1 2016 Accretable yield estimate as of 3/31/2019 29

Capital Maintenance Tangible Common Equity/Tangible Assets* • 2,000,000 Share Common Stock Repurchase Plan • 948,895 Remaining Shares Under 8.88% Authorization 8.69% 8.76% 8.66% 8.35% 8.14% • No Specified End Date • Disciplined, Patient Approach Based on Market Conditions • Sufficient Capital to Support 2014 2015 2016 2017 2018 Q1 2019 Growth Plans • $0.15 2nd Quarter 2019 Dividend *A Non-GAAP Measure, Refer to Appendix for Reconciliation 30

Use of Non-GAAP Financial Measures The Company’s accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as net interest margin, efficiency ratios, return on average assets, return on average equity, and the tangible common equity ratio, in this release that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position, or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its core net interest margin, core efficiency ratio, return on average assets, return on average equity, and return on average tangible common equity, collectively “core performance measures,” presented in this earnings release and the included tables as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of non-core acquired loans, which were acquired from the FDIC and previously covered by loss share agreements, and the related income and expenses, the impact of certain non-comparable items, and the Company’s operating performance on an ongoing basis. Core performance measures include contractual interest on non-core acquired loans, but exclude incremental accretion on these loans. Core performance measures also exclude expenses directly related to non-core acquired loans. Core performance measures also exclude certain other income and expense items, such as merger related expenses, facilities charges, and the gain or loss on sale of investment securities, the Company believes to be not indicative of or useful to measure the Company’s operating performance on an ongoing basis. The attached tables contain a reconciliation of these core performance measures to the GAAP measures. The Company believes that the tangible common equity ratio provides useful information to investors about the Company’s capital strength even though it is considered to be a non-GAAP financial measure and is not part of the regulatory capital requirements to which the Company is subject. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company’s performance and capital strength. The Company’s management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company’s operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the attached tables, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non- GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measures for the periods indicated. Peer group data consists of median of publicly traded banks with total assets from $2-$10 billion with commercial loans greater than 20% and consumer loans less than 10%. 31

Reconciliation of Non-GAAP Financial Measures

($ in thousands, except per share data)	For the Quarter ended Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
CORE PERFORMANCE MEASURES					
Net interest income	$ 52,343	$ 50,593	$ 48,093	$ 47,048	$ 46,171
Less: Incremental accretion income	1,157	2,109	535	291	766
Core net interest income	51,186	48,484	47,558	46,757	45,405
Total noninterest income	9,230	10,702	8,410	9,693	9,542
Less: Other income from non-core acquired assets	365	10	7	18	1,013
Less: Gain on sale of investment securities	—	—	—	—	9
Less: Other non-core income	—	26	—	649	—
Core noninterest income	8,865	10,666	8,403	9,026	8,520
Total core revenue	60,051	59,150	55,961	55,783	53,925
Total noninterest expense	39,838	30,747	29,922	29,219	29,143
Less: Other expenses related to non-core acquired loans	103	40	12	(229)	14
Less: Facilities disposal	—	—	—	239	—
Less: Merger related expenses	7,270	1,271	—	—	—
Less: Non-recurring excise tax[1]	—	—	682	—	—
Core noninterest expense	32,465	29,436	29,228	29,209	29,129
Core efficiency ratio	54.06%	49.77%	52.23%	52.36%	54.02%
NET INTEREST MARGIN TO CORE NET INTEREST MARGIN (TAX EQUIVALENT)					
Net interest income	$ 52,595	$ 50,786	$ 48,299	$ 47,254	$ 46,386
Less: Incremental accretion income	1,157	2,109	535	291	766
Core net interest income	$ 51,438	$ 48,677	$ 47,764	$ 46,963	$ 45,620
Average earning assets	$5,510,489	$5,118,319	$5,072,573	$5,023,607	$4,948,875
Reported net interest margin	3.87%	3.94%	3.78%	3.77%	3.80%
Core net interest margin	3.79%	3.77%	3.74%	3.75%	3.74%

[1] Income tax for the quarter ended September 30, 2018, includes a $2.7 million income tax planning benefit, associated with the excise tax expense, recognized upon finalization of the Company's 2017 tax returns.

32

Reconciliation of Non-GAAP Financial Measures

($ in thousands, except per share data)	For the Year ended December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015
CORE PERFORMANCE MEASURES				
Net interest income	$ 191,905	$ 177,304	$ 135,495	$ 120,410
Less: Incremental accretion income	3,701	7,718	11,980	12,792
Core net interest income	188,204	169,586	123,515	107,618
Total noninterest income	38,347	34,394	29,059	20,675
Less: Gain on sale of other real estate from non-core acquired loans	1,048	(6)	1,565	107
Less: Other income from non-core acquired assets	—	—	621	—
Less: Gain on sale of investment securities	9	22	86	23
Less: Change in FDIC loss share receivable	—	—	—	(5,030)
Less: Other non-core income	675	—	—	—
Core noninterest income	36,615	34,378	26,787	25,575
Total core revenue	224,819	203,964	150,302	133,193
Total noninterest expense	119,031	115,051	86,110	82,226
Less: Merger related expenses	1,271	6,462	1,386	—
Less: Other expenses related to non-core acquired loans	(163)	240	1,094	1,558
Less: Facilities disposal charge	239	389	1,040	—
Less: Executive severance	—	—	332	—
Less: FDIC loss share termination	—	—	—	2,436
Less: FDIC clawback	—	—	—	760
Less: Non-recurring excise tax	682	—	—	—
Less: Other non-core expenses	—	—	41	—
Core noninterest expense	117,002	107,960	82,217	77,472
Core efficiency ratio	52.04%	52.93%	54.7%	58.17%
NET INTEREST MARGIN TO CORE NET INTEREST MARGIN (TAX EQUIVALENT)				
Net interest income	$ 192,725	$ 179,114	$ 137,261	$ 122,141
Less: Incremental accretion income	3,701	7,718	11,980	12,792
Core net interest income	$ 189,024	$ 171,396	$ 125,281	$ 109,349
Average earning assets	$ 5,041,395	$ 4,611,671	$ 3,570,186	$ 3,163,339
Reported net interest margin	3.82%	3.88%	3.84%	3.86%
Core net interest margin	3.75%	3.72%	3.51%	3.46%

33

Reconciliation of Non-GAAP Financial Measures

Tangible Common Equity Ratio

(in thousands)	March 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014
Total shareholders' equity	$ 797,835	$ 603,804	$ 548,573	$ 387,098	$ 350,829	$ 316,241
Less: Goodwill	207,632	117,345	117,345	30,334	30,334	30,334
Less: Intangible assets	31,048	8,553	11,056	2,151	3,075	4,164
Tangible common equity	$ 559,155	$ 477,906	$ 420,172	$ 354,613	$ 317,420	$ 281,743
Total assets	$ 6,932,757	$ 5,645,662	$ 5,289,225	$ 4,081,328	$ 3,608,483	$ 3,277,003
Less: Goodwill	207,632	117,345	117,345	30,334	30,334	30,334
Less: Intangible assets	31,048	8,553	11,056	2,151	3,075	4,164
Tangible assets	$ 6,694,077	$ 5,519,764	$ 5,160,824	$ 4,048,843	$ 3,575,074	$ 3,242,505
Tangible common equity to tangible assets	8.35%	8.66%	8.14%	8.76%	8.88%	8.69%

Average Shareholders' Equity and Average Tangible Common Equity

	For the Quarter ended	For the Year ended				
(in thousands)	March 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014
Average shareholder's equity	$ 662,454	$ 576,960	$ 532,306	$ 371,587	$ 335,095	$ 301,756
Less: Average goodwill	141,422	117,345	106,850	30,334	30,334	30,334
Less: Average intangible assets	14,472	9,763	10,998	2,591	3,596	4,766
Average tangible common equity	$ 506,560	$ 449,852	$ 414,458	$ 338,662	$ 301,165	$ 266,656

34

Reconciliation of Non-GAAP Financial Measures

Impact of Merger-Related and Tax Items

(in thousands, except per share data)	For the Quarter ended March 31, 2019	For the Year ended December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015
IMPACT OF MERGER-RELATED AND TAX ITEMS					
Net income - GAAP	$ 16,156	$ 89,217	$ 48,190	$ 48,837	$ 38,450
Merger related expense	7,270	1,271	6,462	1,386	—
Related tax effect	(1,535)	(314)	(2,456)	(527)	—
Deferred tax asset revaluation charge due to U.S. corporate income tax reform	—	—	12,117	—	—
Subsidiary dividend timing election, net	—	(2,036)	—	—	—
Adjusted net income - Non-GAAP	$ 21,891	$ 88,138	$ 64,313	$ 49,696	$ 38,450
Average assets	$ 5,956,086	$ 5,436,963	$ 4,980,229	$ 3,796,478	$ 3,381,831
Return on average assets - GAAP net income	1.10%	1.64%	0.97%	1.29%	1.14%
Return on average assets - Adjusted net income	1.49	1.62	1.29	1.31	1.14
Average shareholder's equity	$ 662,454	$ 576,960	$ 532,306	$ 371,587	$ 335,095
Return on average equity - GAAP net income	9.89%	15.46%	9.05%	13.14%	11.47%
Return on average equity - Adjusted net income	13.40	15.28	12.08	13.37	11.47
Average tangible common equity	$ 506,560	$ 449,852	$ 414,458	$ 338,662	$ 301,165
Return on average tangible common equity - GAAP net income	12.93%	19.83%	11.63%	14.42%	12.77%
Return on average tangible common equity - Adjusted net income	17.53	19.59	15.52	14.67	12.77
Average diluted common shares outstanding	$ 24,083	$ 23,289	$ 23,249	$ 20,290	$ 20,317
Earnings per share - GAAP net income	$ 0.67	$ 3.83	$ 2.07	$ 2.41	$ 1.89
Earnings per share - Adjusted net income	0.91	3.78	2.77	2.45	1.89

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1st Quarter 2019 EFSC Investor Presentation Q&A